EXHIBIT 10.28




ATTENTION:                                                         AUTH #39
HECTOR SANTOS
                                                              FOR:  CONCOURSE V













                                 LEASE AGREEMENT

                                    CONCOURSE

                                ATLANTA, GEORGIA




















LANDLORD:                  485 PROPERTIES, LLC

TENANT:                    PIVOTAL CORPORATION

BUILDING:                  CORPORATE CENTER V

SUM                        2200

SQ.  FT.:                  26,709

TERM:                      FIVE (5) YEARS

                                TABLE OF CONTENTS

                                                                                          Page

1.     PREMISES AND TERM...................................................................1

2.     RENT................................................................................2

3.     OPERATING COSTS.....................................................................2

4.     DELIVERY OF THE PREMISES............................................................5

5.     ACCEPTANCE OF THE PREMISES..........................................................5

6.     USE.................................................................................5

7.     TENANT'S CARE OF THE PREMISES.......................................................6

8.     SERVICES............................................................................7

9.     DESTRUCTION OR DAMAGE TO PREMISES...................................................8

10.    DEFAULT BY TENANT; LANDLORD'S REMEDIES..............................................9

11.    ASSIGNMENT AND SUBLETTING; ABANDONMENT.............................................11

12.    CONDEMNATION.......................................................................12

13.    INSPECTIONS........................................................................12

14.    SUBORDINATION......................................................................13

15.    INDEMNIFICATION AND HOLD HARMLESS..................................................13

16.    TENANT'S INSURANCE.................................................................14

17.    REMEDIES CUMULATIVE................................................................14

18.    ENTIRE AGREEMENT - NO WAIVER.......................................................14

19.    HOLDING OVER.......................................................................14

20.    HEADINGS...........................................................................14

21.    NOTICES............................................................................15

22.    HEIRS, SUCCESSORS, AND ASSIGNS - PARTIES...........................................15


23.    ATTORNEY'S FEES.....................................................................15

24.    TIME OF ESSENCE.....................................................................15

25.    NO ESTATE IN LAND...................................................................15

26.    SECURITY DEPOSIT....................................................................15

27.    COMPLETION OF THE PREMISES..........................................................16

28.    PARKING ARRANGEMENTS................................................................16

29.    RULES AND REGULATIONS...............................................................16

30.    RIGHT TO RELOCATE...................................................................16

31.    LATE PAYMENTS.......................................................................16

32.    ESTOPPEL CERTIFICATE................................................................16

33.    SEVERABILITY AND INTERPRETATION.....................................................17

34.    MULTIPLE TENANTS....................................................................17

35.    FORCE MAJEURE.......................................................................17

36.    QUIET ENJOYMENT.....................................................................17

37.    BROKERAGE COMMISSION; INDEMNITY.....................................................17

38.    EXCULPATION OF LANDLORD.............................................................17

39.    ORIGINAL INSTRUMENT.................................................................18

40.    GEORGIA LAW.........................................................................18

41.    NO RECORDATION OF LEASE.............................................................18

42.    HAZARDOUS WASTES....................................................................18

43.    LEASE BINDING UPON DELIVERY.........................................................18

44.    SPECIAL STIPULATIONS................................................................18

Signature Page.............................................................................19


Exhibit "A" - Space Plan of Premises

Exhibit "B" - Location of Premises Within Building

Exhibit "C" - Description of the Property

Exhibit "D" - Work Letter

Exhibit "E" - Acceptance of Premises Form

Exhibit "F" - Rules and Regulations

Exhibit "G" - Special Stipulations

                                   DEFINITIONS

Defined Term                                                                  Paragraph

ADA...........................................................................Exhibit "D"
Additional Electrical Equipment...............................................8(b)(iv)
Adjusted Monthly Rental.......................................................2(c)
Allowance.....................................................................Exhibit "D"
Building......................................................................1(a)
Change Order Effect Notice....................................................Exhibit "D"
Contractor....................................................................Exhibit "D"
Commencement Date.............................................................1(b)
Concourse.....................................................................30
Consumer Price Index..........................................................2(b)(i)
Expiration Date...............................................................1(b)
Increase Multiplier...........................................................2(b)(ii)
Initial Monthly Rental........................................................2(a)
Initial Operating Costs.......................................................3(a)
Landlord......................................................................Caption
Lease.........................................................................Caption
Lease Year....................................................................1(c)
Monthly Rental................................................................2(a)
Mortgagee.....................................................................14(a)
Operating Costs...............................................................3(b)
Premises......................................................................1(a)
Property......................................................................1(d) and Exhibit "C"
Rent..........................................................................2(f)
Rules.........................................................................6 and Exhibit "F"
Shared Service................................................................8(e)
TC Atlanta, Inc...............................................................37
Tenant........................................................................Caption
Tenant Delay..................................................................Exhibit "D"
Tenant Improvement Construction Documents.....................................Exhibit "D"
Tenant Improvement Costs......................................................Exhibit "D"
Tenant's Share................................................................3(c)
Term..........................................................................1(b)

                                 LEASE AGREEMENT
                                    CONCOURSE

     THIS LEASE AGREEMENT (the "Lease"), made this 9th day of December, 2000, by and between 485 PROPERTIES, LLC ("Landlord"), a Delaware limited liability company, which has as its address for all purposes hereunder as follows:

                  485 Properties, LLC
                  c/o TC Atlanta, Inc.
                  Five Concourse Parkway
                  Suite 1600
                  Atlanta, Georgia 30328-6111

and PIVOTAL CORPORATION ("Tenant") a corporation of the State of Washington, which has as its address:

                  Pivotal Corporation
                  Plaza at Yarrow Bay
                  10210 NE Points Drive
                  Building 3, Suite 400
                  Kirkland, Washington 98033

                                   WITNESSETH:

     1.   PREMISES AND TERM

     (a) Landlord hereby rents and leases to Tenant, and Tenant hereby rents and leases from Landlord, the following described space (the "Premises"):

                  Floor:  22nd
                  Suite:  2200
                  Rentable Square Feet:  26,709
                  Usable Square Feet:  24,038*

*The "Usable Square Feet" of the Premises shall be the "usable area" thereof as defined and calculated pursuant to the Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1-1996)

located at the herein called "Building":

                  Building:  Corporate Center V
                  Address:  Five Concourse Parkway
                  Fulton County, Georgia
                  Total Building Rentable Area:  687,107

     (b) The Premises are more particularly shown and outlined on the space plans attached hereto as Exhibit "A", and made a part hereof, and are located in that portion of the Building shown on Exhibit "B", attached hereto and by this reference incorporated herein. The term of this Lease (the "Term") shall commence, subject to the provisions of Paragraph 4 herein, on the 1st day of May, 2001 (the "Commencement Date"), and end at midnight on the 30th day of April, 2006 (the "Expiration Date"), unless sooner terminated as herein provided. This Lease shall be effective and enforceable upon its execution and delivery, whether such execution and delivery occurs on, prior to, or after the Commencement Date.

     (c) "Lease Year" as used herein shall mean (i) each and every twelve (12) month period during the Term of this Lease, or (ii) in the event of Lease expiration or termination, the period between the last twelve (12) month period and said expiration or termination. The first such twelve (12) month period shall commence on the Commencement Date.

     (d) The Building and the land upon which said Building is located (which includes certain parking facilities serving the Building), more particularly described on Exhibit "C", attached hereto and by this reference incorporated herein, is herein referred to as the "Property".

     (e) The Premises shall include the appurtenant right to use, in common with others, public lobbies, entrances, stairs, corridors, elevators, and other public portions of the Building. All the windows and outside walls of the Premises, and any space in the Premises used for shafts, pipes, conduits, ducts, telephone ducts and equipment, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance, inspection, display and repairs are hereby reserved to Landlord. No easement for light, air or view is granted or implied hereunder, and the reduction or elimination of Tenant's light, air or view will not affect this Lease.

2.       RENT

     (a) Tenant shall pay to Landlord at P.O. Box 102353, Atlanta, Georgia 30368-0353 or at such other place Landlord designates, without demand, deduction or setoff, an annual rent due and payable in equal monthly installments (the "Monthly Rental") in advance on the first (1st) day of each calendar month during the Term as follows:

                              Base Rental (per rentable
                 Period         square foot per annum)    Annual Base Rental       Monthly Base Rental
                 ------         ----------------------    ------------------       -------------------
May 1, 2001-April 30, 2002              $26.00              $694,434.00              $57,869.50
May 1, 2002-April 30, 2003              $26.65              $711,794.88              $59,316.24
May 1, 2003-April 30, 2004              $27.32              $729,689.88              $60,807.49
May 1, 2004-April 30, 2005              $28.00              $747,852.00              $62,321.00
May 1, 2005-April 30, 2006              $28.70              $766,548.36              $63,879.03

Tenant shall pay the first month of Monthly Rental upon the execution and delivery of this Lease (with said amount to be applied against the Monthly Rental first due under the Lease).

     (b)  (Intentionally deleted.]

     (c)  [Intentionally deleted.]

     (d)  [Intentionally deleted.]

     (e) If the Term commences at any time other than the first day of a month or terminates at any time other than the last day of a month, the amount of Rent due from Tenant shall be proportionately adjusted based on that portion of the month that this Lease is in effect.

     (f) The term "Rent," as used herein, shall mean Monthly Rental, "Tenant's Share" of "Operating Costs" (as those terms are defined herein) and any other amounts due of Tenant hereunder.

     (g) At all times that Landlord shall direct Tenant to pay Rent to a "lockbox" or other depository whereby checks issued in payment of Rent are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), then, for any and all purposes under this Lease; (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and
(ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay Rent if and for so long as Tenant shall timely pay the Rent required pursuant to this Lease in the manner designated by Landlord.

3.       OPERATING COSTS

     (a) Tenant hereby covenants and agrees and shall be obligated to pay to Landlord, in addition to and not in lieu of the other amounts specified herein, the "Operating Costs," as hereinafter defined, of repairing, maintaining, owning and operating the Building and Property, in excess of the "Initial Operating Costs" (as that term is herein defined). These payments shall be in addition to and not in lieu of any other payments due from Tenant hereunder. The "Initial Operating Costs" shall be, for the purposes of this Lease, the actual Operating Costs for calendar year 2001, adjusted pursuant to the terms of this Lease.

     (b) The term "Operating Costs", as adjusted pursuant to the terms of this Lease, shall mean any and all operating expenses of the Property, Building and related areas (such as, by way of illustration but not limitation, the parking areas), computed on an accrual basis and including all expenses, costs, and disbursements of every kind and nature, which Landlord (i) shall pay; and/or (ii) become obligated to pay, including, but not limited to, the following:

          (i) Costs, wages and salaries of all persons engaged in the management, operation, repair, security or maintenance of the Property and Building, including, but not limited to, fringe benefits, taxes, insurance and any other benefits relating thereto;

          (ii) All supplies and materials used in the operation and maintenance of the Property and Building;

          (iii)Cost of water, sewage, electricity and other utilities furnished in connection with the operation of the Building;

          (iv) Cost of all service agreements and maintenance for the Property and Building and the equipment therein, including, but not limited to, trash removal, security services, alarm services, window cleaning, janitorial service, HVAC maintenance, elevator maintenance, and grounds maintenance;

          (v) Cost of all insurance relating to the Property and Building including, but not limited to, the cost of casualty and liability insurance applicable to the Property and Building and Landlord's personal property used in connection therewith;

          (vi) All taxes (ad valorem and otherwise), assessments, and governmental charges whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing the Property and Building or by others, subsequently created or otherwise, and any other taxes (other than federal and state income taxes), and assessments attributable to the Property and Building or its operation and any reasonable consultants fees incurred with respect to issues or concerns involving the taxes or the Building, the Property, or both;

          (vii)Cost of repairs and general maintenance of the interior and exterior of the Property and Building (including, but not limited to, light bulbs and glass breakage; the redecorating, repainting, recarpeting and other such work of any common areas; heating,
               ventilation  and  air   conditioning   equipment;   plumbing  and
               electrical equipment; and elevators), parking areas, and landscaping;

         (viii)A management fee and other expenses incurred for the general operation and management of the Property and Building provided that such costs do not exceed management costs generally charged for similar facilities in the area;

          (ix) An amortization cost due to any capital expenditures incurred (i) which have the effect of reducing or limiting Operating Costs of the Property and Building, if such reduction or limitation inures to Tenant's benefit (but only to the extent and in the amount that such Operating Costs of the Property and Building are reduced); (ii) which may be required by governmental authority or by Landlord's insurance carrier; or (iii) which are designed to protect or enhance the health, safety or welfare of the tenants in the Building or their invitees;

          (x) All assessments made, charged, levied, assessed or accrued against Landlord by The Concourse Office Park Association, Inc.;

          (xi) Legal and accounting fees and expenses; and

          (xii)Anything which could be classified as an Operating Cost under generally accepted accounting principles, consistently applied, but not specified or expressly set forth hereunder.

Excluded from "Operating Costs" are:

          (i)  Capital items (except those expenditures referred to above);

          (ii) Amounts paid for legal, brokerage or other professional services in connection with the leasing of space or in connection with disputes with tenants or other occupants of the Building;

          (iii)Specific costs billed to and paid by specific tenants or other third parties;

          (iv) Depreciation;

          (v)  Principal,   interest,   and  other  costs  directly  related  to
               financing the Building;

          (vi) The cost of any repairs or general maintenance paid by the proceeds of insurance policies carried by Landlord on the Property and Building;

          (vii)Accounting fees incurred in connection with the preparation of tax returns;

          (viii) The cost of correcting any defect in the construction of the structural elements of the Building;

          (ix) Costs of repairs and other work occasioned by fire, windstorm or other casualty of an insurable nature to the extent of insurance or condemnation proceeds;

          (x) Advertising costs associated with the marketing of rentable space;

          (xi) The cost of any repairs or general maintenance paid by the proceeds of insurance policies carried by Landlord on the Property and Building;

          (xii)Expenses incurred for any necessary repair or replacement of any item to the extent that it is covered under warranty;

          (xiii) Any fines or penalties incurred due to violations by Landlord of any governmental rule or authority, other than any such fine or penalty (not otherwise paid by Tenant) incurred due to any violation caused by any act or omission of Tenant, its employees or agents;

          (xiv)Expenses incurred in curing a default by Landlord under this Lease or any other lease of space in the Building or under a contract for services at the Building to the extent that such expenses are greater than the expenses Landlord would have incurred had Landlord performed such obligation timely; and

          (xv) Bad debt loss or reserves for bad debt loss.

     (c)The term "Tenant's Share" shall mean the proportion that the square feet in the Premises bears to ninety-five percent (95%) of the Total Building Rentable Area, or the average percentage of the Total Building Rentable Area actually leased in the Building for any calendar year, if such average is greater than ninety-five percent (95%) of the Total Building Rentable Area. The average shall be determined by adding together the total leased space on the last day of each month during the calendar year in question and dividing by twelve (12). Tenant's Share is used in this Lease to determine the portion of Operating Costs payable by Tenant, on a per square foot per annum basis. Notwithstanding anything to the contrary contained herein, if the Building is not fully occupied during any calendar year, appropriate adjustments shall be made to determine Operating Costs as though the Building had been fully occupied in such calendar year for the entire calendar year.

     (d) On January 15 of each calendar year after the calendar year in which this Lease is executed (or as soon thereafter as practical), Landlord shall provide Tenant with the projected Operating Costs for such current calendar year, and Tenant shall thereafter pay Tenant's Share of projected Operating Costs for operating the Property and Building in excess of the Initial Operating Costs. Such projected Operating Costs in excess of the Initial Operating Costs shall be payable in advance on a monthly basis by paying one-twelfth (1/12th) of such amount during each month of such respective calendar year. If Landlord has not furnished Tenant such comparison by January 15, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such comparison is given. Landlord shall, within one hundred twenty (120) days (or as soon thereafter as practical) after each calendar year during the Term provide Tenant an unaudited statement of such year's actual Operating Costs. If actual Operating Costs are greater than projected Operating Costs, Tenant shall pay Landlord, within thirty (30) days of such statement's receipt, Tenant's Share of the difference thereof. If such year's projected Operating Costs are greater than the actual Operating Costs, Landlord shall credit Tenant, within thirty
(30) days of such statement issuance, Tenant's Share of the difference between projected Operating Costs and actual Operating Costs.

     (e) If this Lease commences at any time other than the first day of a calendar year or terminates at any time other than the last day of a calendar year the amount of Operating Costs due from Tenant shall be proportionately adjusted based on that portion of the year that this Lease was in effect.

     (f) Tenant's payments of Operating Costs shall not be deemed payments of base rental under any governmental wage and price controls or analogous governmental actions affecting the amount of Rent which Landlord may charge Tenant for the Premises.

4. DELIVERY OF THE PREMISES

     Landlord shall deliver possession of the Premises to Tenant, with the improvements to be constructed pursuant to Exhibit "D", attached hereto and by this reference incorporated herein, substantially complete on the Commencement Date. If Landlord for any reason whatsoever cannot deliver possession of the Premises, with the improvements to be constructed pursuant to Exhibit "D" substantially complete to Tenant at the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. If the delay is not due to any of the reasons set forth in Article 3 of Exhibit "D", Monthly Rental shall be waived for the period between the Commencement Date and the date which Landlord delivers possession of the Premises to Tenant. If the delay is due to any of said reasons in Article 3 of Exhibit "D", Monthly Rental shall commence as of the Commencement Date.

5. ACCEPTANCE OF THE PREMISES

     The taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant accepts the same "as is" and that said Premises and the Building were in good and satisfactory condition for the use intended at the time such possession was taken, subject to "punch-list -" items which must be remedied after Tenant's acceptance of the Premises and latent defects. Tenant shall retain the right to object to latent defects not subject to detection upon reasonable inspection of the Premises prior to occupancy thereof, provided that objection to latent defects not disclosed in writing to Landlord within ninety
(90) days subsequent to Tenant's occupancy of the Premises shall be deemed waived. Tenant shall execute and deliver an "Acceptance of Premises" agreement upon the taking of possession of the Premises, in the form attached as Exhibit "E", by this reference incorporated herein.

6. USE

     Tenant shall use the Premises only for professional, executive office purposes, generally in accordance with the manner of use by other tenants in the Building. The occupancy rate of the Premises shall in no event be more than one
(1) person per 150 rentable square feet within said Premises. Tenant's use of the Premises shall not violate any ordinance, law or regulation of any governmental body or the "Rules and Regulations" of Landlord (the "Rules") as set forth in Exhibit "F" attached hereto and made a part hereof, or cause an unreasonable amount of use of any of the services provided in the Building. Tenant shall conduct its business in the manner and according to the generally accepted business principles of the business or profession in which Tenant is engaged.

7. TENANT'S CARE OF THE PREMISES

     (a) Tenant will maintain the Premises and the fixtures and appurtenances therein in a first-class condition, and will not commit or permit waste therein. Any repair work, maintenance and any alterations permitted by Landlord in the Premises (i) shall be done at Tenant's sole cost and expense; (ii) shall be done by Landlord's employees or agents or, with Landlord's consent, by persons requested by Tenant; and (iii) shall first be consented to by Landlord in writing, which consent shall not be unreasonably withheld (except that such consent may be granted or withheld in Landlord's sole discretion if such work
(A) involves structure, walls, floors, Building systems or electrical installations or (B) interferes in any way or for any reason with work being performed or to be performed by Landlord or at its direction elsewhere in the Building or otherwise requires or causes Landlord to incur any cost in connection therewith or as a result thereof). Tenant shall, at Tenant's expense, but under the direction of Landlord and performed by Landlord's employees or agents, or with Landlord's consent, by persons requested by Tenant and consented to by Landlord, promptly repair any injury or damage to the Premises or Building caused by the misuse or neglect thereof by Tenant, by Tenant's contractors, sub-contractors, customers, employees, licensees, agents, or invitees.

     (b) Tenant will not make alterations, additions or improvements (including, but not limited to, structural alterations, additions or improvements) in or about the Premises and will not do anything to or on the Premises which will increase the rate of insurance on the Building or the Property without Landlord's prior written consent, which consent shall not be unreasonably withheld (except that such consent may be granted or withheld in Landlord's sole discretion if such work (A) involves structure, walls, floors, Building systems or electrical installations or (B) interferes in any way or for any reason with work being performed or to be performed by Landlord or at its direction elsewhere in the Building or otherwise requires or causes Landlord to incur any cost in connection therewith or as a result thereof). All alterations, additions or improvements of a permanent nature made or installed by Tenant to the Premises shall become the property of Landlord at the expiration or early termination of this Lease. If at the time of Landlord's approval of the plans for any such alterations, additions or improvements to the Premises, Tenant requests in writing that Landlord designate which, if any, of such alterations, additions or improvements Landlord will require Tenant to remove at Tenant's expense prior to the expiration or earlier termination of this Lease, Tenant shall not be obligated to remove any of such alterations, additions or improvements from the Premises, except to the extent such removal is required in writing at the time of Landlord's approval of such plans in response to such request from Tenant. Landlord reserves the right to require Tenant to repair and restore the Premises to their condition prior to such alteration, addition or improvement, reasonable wear and tear, unrepaired casualty and condemnation excepted.

     (c) No later than the last day of the Term, Tenant will remove Tenant's personal property and repair injury done by or in connection with installation or removal of said property and surrender the Premises (together with all keys, access cards or entrance passes to the Premises and/or the Building) in as good a condition at the beginning of the Term, reasonable wear and tear, unrepaired casualty and condemnation excepted. All property of Tenant remaining in the Premises after expiration or early termination of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to the Premises by Tenant pursuant to the preceding Paragraph.

     (d) In doing any work on the installation of Tenant's furnishings, fixtures, or equipment in the Premises, Tenant will use only contractors or workers consented to by Landlord in writing prior to the time such work is commenced, which consent shall not be unreasonably withheld. Landlord may condition its consent upon its receipt from such contractors or workers of acceptable (i) lien waivers and (ii) evidence of liability and personal property insurance coverage in amounts and with insurance carriers satisfactory to Landlord. Tenant shall promptly remove any lien or claim of lien for material or labor claimed against the Premises or Building, or both, by such contractors or workers if such claim should arise, and hereby indemnifies and holds Landlord harmless from and against any and all loss, cost, damage, expense or liabilities including, but not limited to, attorney's fees, incurred by Landlord, as a result of or in any way related to such claims or liens.

     (e) All personal property brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant, and Landlord shall not be liable for theft thereof or of money deposited therein or for any damages thereto, such theft or damage being the sole responsibility of Tenant.

 8. SERVICES

     (a) Provided Tenant is in compliance with the terms and conditions of this Lease, Landlord shall cause to be furnished the following services (the cost of which services shall be reimbursed to Landlord in accordance with Paragraph 3 herein):

          (i)  Elevator service for passenger and delivery needs;

          (ii) Air conditioning during summer operations and heat during winter operations at temperature levels similar to other first class office buildings in the Atlanta area, but consistent with and subject to all Federal and local energy conservation regulations;

          (iii)Public  restrooms,   including  the  furnishing  of  soap,  paper
               towels, and toilet tissue;

          (iv) Either hot and cold or tempered running water for all restrooms and lavatories;

          (v) Janitorial service, including sanitizing, dusting, cleaning, mopping, vacuming, and trash removal, each Monday through Friday, and floor waxing and polishing, window washing, smudge removal and venetian blind cleaning as appropriate;

          (vi) The replacement of building standard fluorescent lamps and ballasts as needed;

          (vii)Repairs and maintenance, for maintaining in good order at all times the exterior walls, exterior windows, exterior doors and roof of the Building, public corridors, stairs, elevators, storage rooms, restrooms, the heating, ventilating and air conditioning systems, electrical and plumbing systems of the Building, and the walks, paving and landscaping surrounding the Building;

        (viii) General grounds care;

          (ix) General  management,   including  supervision,   inspections  and
               management functions; and

          (x) Electricity for the Premises, Building and Property.

     (b) The services provided in Paragraph 8(a) are predicated on and are in anticipation of the use of the Premises as follows:

          (i) Services shall be provided for the Building during normal business hours as described in the Rules;

          (ii) HVAC design is based on sustained outside temperatures being no higher than 95 degrees Fahrenheit and no lower than 14 degrees Fahrenheit with sustained occupancy of the Premises by no more than one person per 150 square feet of floor area and heat generated by electrical lighting and fixtures not to exceed 3.0 watts per square foot;

          (iii)Electric power usage and consumption for the Premises shall be based on lighting of the Premises during normal business hours on a level suitable for normal office use and power for all desk-top machines and devices using no more than 110 volt, 20 amp circuits (allowable load of 15 amps). Heavier use items shall not be used or installed, unless expressly permitted elsewhere herein or by consent of Landlord;

          (iv) Should Tenant's total rated electrical design load per square foot in the Premises exceed the Building standard rated electrical design load, on a per square foot basis, as reasonably determined by Landlord from time to time, for either low or high voltage electrical consumption, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building standard circuits, as such share is determined by Landlord in Landlord's reasonable judgment, Landlord may (at Tenant's expense), if reasonably possible, install within the Building one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer (the "Additional Electrical Equipment") as necessary to accommodate the aforesaid requirements.

               If the Additional Electrical Equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building standard rated electrical design load (on a per square foot basis), then a meter may also be added by
               Landlord (at Tenant's expense) to measure the electricity provided through the Additional Electrical Equipment; and

          (v) Should Tenant exceed a sustained occupancy of the Premises of more than one (1) person per 200 square feet of floor area, Landlord shall have the right, after notice to Tenant, to install supplementary air-conditioning facilities in the Premises or otherwise modify the ventilating and air-conditioning system serving the Premises, and the cost of installation, construction, maintenance and repair of such facilities and modifications shall be borne by Tenant; provided, however, that if within thirty (30) days after Tenant's receipt of Landlord's notice, Landlord and Tenant agree in writing (at their respective discretion, without obligation) to an expansion or relocation of the Premises that would result in a population density of one (1) person per 200 rentable square feet of floor area of the Premises, as expanded or relocated, then, for purposes of this subparagraph (v) only, Landlord shall not install supplementary air-conditioning facilities or otherwise modify the ventilation and air-conditioning system serving the Premises.

     (c) If Tenant uses any services in an amount or for a period in excess of that provided for herein, Landlord also reserves the right to charge Tenant reimbursement for the cost of such added services. Landlord reserves the right to install separate metering devices to determine such excessive periods and/or amounts, at Tenant's sole cost and expense. If there is disagreement as to such additional charge, the opinion of the appropriate local utility company or an independent professional engineering firm shall prevail.

     (d) Landlord shall not be liable for any damages directly or indirectly, and Tenant shall have no right of set-off or reduction in Rent, resulting from the installation, use, malfunction, or interruption of use of any equipment in connection with the furnishing of services referred to herein, including, but not limited to, any interruption in services by any cause beyond the immediate control of the Landlord; provided however, Landlord shall exercise due care in furnishing adequate and uninterrupted services. Without 1imitation on the foregoing, under no circumstances shall Landlord incur liability for damages caused directly or indirectly by any malfunction of Tenant's computer systems resulting from or arising out of the failure or malfunction of any electrical, air conditioning or other system serving the Building, and Tenant hereby expressly waives the right to make any such claim against Landlord.

     (e) There may be available in the Building a shared communications systems service (the "Shared Service") upon terms, conditions and fees to be agreed upon by Tenant and the party providing such Shared Service. Neither Landlord nor any manager of the Building shall be liable to Tenant for damages if the furnishing of any such Shared Service is disrupted, terminated or diminished in any manner, nor shall any disruption, diminution, or cessation relieve Tenant from the performance of any of Tenant's covenants, conditions and agreements under this Lease, nor shall any disruption, diminution or cessation constitute constructive eviction or entitle Tenant to an abatement of Rent. Tenant holds Landlord and any such manager harmless from any claims Tenant may have arising out of or connected with such cessation or interruption. If Tenant elects not to use the Shared Service, and Tenant has telephone or other such equipment installed at Tenant's own direction, such system shall not (i) cause the Building to violate any municipal safety codes or ordinances, including, but not limited to, fire safety codes; (ii) cause damage to the Building; (iii) require an amount of electrical or other services unreasonably in excess of the requirements for customary business-telephone systems; or (iv) impact upon the normal use, function and operation of the Shared Service. If Tenant elects not to use or be a part of the Shared Service, Tenant shall not use any wiring or other equipment which is a part of the Shared Service without the prior, written consent of the provider of such Shared Service. If Tenant uses any such wiring or equipment without such consent, Tenant shall be liable for, and shall pay to the provider of such services on demand, (i) the cost of such use; (ii) the cost of repairing or replacing any wiring or equipment damaged or altered by such use; and (iii) any other damages caused by such use.

9. DESTRUCTION OR DAMAGE TO PREMISES

     (a) If the Premises or the Building are totally destroyed (or so substantially damaged as to be untenantable in the determination of the Architect of the Building) by storm, fire, earthquake or other casualty, Landlord shall have the option to:

          (i) Terminate this Lease as of the date of the occurrence of the storm, earthquake, fire or other casualty by giving notice to Tenant within sixty (60) days from the date of such damage or destruction; or

          (ii) Commence the process of restoration of the Premises to a tenantable condition within sixty (60) days from the date of receipt by Landlord of all of the insurance proceeds paid with respect to such casualty, and proceed with due diligence to complete said restoration of the Premises. If Landlord chooses to restore the Premises, Rent shall abate with respect to the untenantable portion of the Premises from the date of such casualty until the date of substantial restoration thereof.

If Landlord fails to complete such restoration within one hundred eighty (180) days of the date of the casualty, this Lease may be terminated as of the date of the casualty upon notice from either party to the other, given not more than ten
(10) days following the expiration of said one hundred eighty (180) day period. If such notice is not given, this Lease shall remain in force and effect and Rent shall commence upon delivery of the Premises to Tenant in a tenantable condition (evidenced by notice to Tenant that the Premises are substantially completed).

     (b) If the Premises are damaged but not rendered wholly untenantable by any event set forth in Paragraph 9(a) above, Rent shall abate in the proportion the Premises have been made untenantable. Landlord shall restore the Premises expeditiously, and upon the date of restoration, full Rent shall commence.

     (c) Rent shall not abate if the damage or destruction of the Premises, whether total or partial, is the result of the negligence of Tenant, its contractors, subcontractors, agents, employees, guests or invitees.

10.  DEFAULT BY TENANT; LANDLORD'S REMEDIES

     (a) The occurrence of any of the following shall constitute an Event of Default hereunder by Tenant:

          (i) The Rent or any other sum of money due of Tenant hereunder is not paid within five (5) days of the date when due;

          (ii) [Intentionally deleted];

          (iii)Any petition is filed by or against Tenant under any section or chapter of the National or Federal Bankruptcy Act or any other applicable Federal or State bankruptcy, insolvency or other similar law, and, in the case of a petition filed against Tenant, such petition is not dismissed within thirty (30) days after the date of such filing; if Tenant shall become insolvent or transfer property to defraud creditors; if Tenant shall make an assignment for the benefit of creditors; or if receiver is appointed for any of Tenant's assets;

          (iv) Tenant fails to bond off or otherwise remove any lien filed against the Premises or the Building by reason of Tenant's actions, within ten (10) days after Tenant has notice of the filing of such lien; and

          (v) Tenant fails to observe, perform and keep the covenants, agreements, provisions, stipulations, conditions and Rules herein contained to be observed, performed and kept by Tenant (other than the failure to pay when due any Rent or any other sum of money becoming due Landlord hereunder, which under all circumstances is governed by and subject to Paragraph 10(a)(i) herein), and persists in such failure after ten (10) days written notice by Landlord requiring that Tenant remedy, correct, desist or comply (or if any such failure to comply on the part of Tenant would reasonably require more than ten (10) days to rectify, unless Tenant commences rectification within the ten (10) day notice period and thereafter promptly, effectively and continuously proceeds with the rectification of the failure to comply on the part of Tenant and, in all such events, cures such failure to comply on the part of Tenant no later than thirty (30) days after such notice).

     (b) Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following:

          (i) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have, enter upon the Premises without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A. ss.ss. 44-7-50 et seq. and expel or remove Tenant and Tenant's effects without being liable for any claim for trespass or damages therefor. Upon any such termination , Tenant shall remain liable to Landlord for damages, due and payable monthly on the day Rent would have been payable hereunder, in an amount equal to the rent and any other amounts which would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord, after deducting all of Landlord's costs and expenses (including, without limitation, advertising expenses and professional fees) incurred in connection with or in any way related to the termination of this Lease, eviction of Tenant and such reletting; and/or

          (ii) Declare the entire amount of Rent calculated on the current rate being paid by Tenant, and other sums which in Landlord's reasonable determination would become due and payable during the remainder of the Term (including, but not limited to, increases in Rent pursuant to Paragraph 2(b) and 3(d) herein), discounted to present value by using a reasonable discount rate selected by Landlord, to be due and payable immediately. Upon such acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other amounts theretofore due, at Landlord's address as provided herein; provided however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Upon making such payment, Tenant shall receive from Landlord all rents received by Landlord from other tenants renting the Premises during the Term, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to
               Landlord pursuant to the preceding sentence, less all of Landlord's costs and expenses (including, without limitation, advertising expenses and professional fees) incurred in connection with or in any way related to the reletting of the Premises. The acceptance of such payment by Landlord shall not constitute a waiver of rights or remedies to Landlord for any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease; and/or

          (iii)Enter the Premises as the agent of Tenant without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A,ss.ss.44-7-50 et.seq. and without being liable for any claim for trespass or damages therefor, and, in connection therewith, rekey the Premises, remove Tenant's effects therefrom and store the same at Tenant's expense, without being liable for any damage thereto, and relet the Premises as the agent of Tenant, without advertisement, by private negotiations, for any term Landlord deems proper, and receive the rent therefor. Tenant shall pay Landlord on demand any deficiency that may arise by reason of such reletting, but Tenant shall not be entitled to any surplus so arising. Tenant shall reimburse Landlord for all costs and expenses (including, without limitation, advertising expenses and professional fees) incurred in connection with or in any way related to the eviction of Tenant and reletting the Premises, and for the amount of any other Rent which would have been due of Tenant to Landlord hereunder if not for certain concessions granted by Landlord to Tenant. Landlord, in addition to but not in lieu of or in limitation of any other right or remedy provided to Landlord under the terms of this Lease or otherwise (but only to the extent such sum is not reimbursed to Landlord in conjunction with any other payment made by Tenant to Landlord), shall have the right to be immediately repaid by Tenant the amount of all sums expended by Landlord and not repaid by Tenant in connection with preparing or improving the Premises to Tenant's specifications and any and all costs and expenses incurred in renovating or altering the Premises to make it suitable for reletting; and/or

          (iv) As agent of Tenant, do whatever Tenant is obligated to do under this Lease, including, but not limited to, entering the Premises, without being liable to prosecution of any claims for damages, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

          (c) Pursuit by Landlord of any of the foregoing remedies shall not preclude the pursuit of general or special damages incurred, or of any of the other remedies provided herein, at law or in equity.

          (d) No act or thing done by Landlord or Landlord's employees or agents during the Term shall be deemed an acceptance of a surrender of the Premises. Neither the mention in this Lease of any particular remedy, nor the exercise by Landlord of any particular remedy hereunder, at law or in equity, shall preclude Landlord from any other remedy Landlord might have under this Lease, at law or in equity. Any waiver of or redress for any violation of any covenant or condition contained in this Lease or any of the Rules now or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant in this Lease shall not be deemed a waiver of such breach.

11. ASSIGNMENT AND SUBLETTING; ABANDONMENT

          (a) Tenant shall not sublet any part of the Premises, nor assign this Lease or any interest herein, nor, once any such sublet or assignment is consented to by Landlord, amend or modify the terms of such sublet or assignment, without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed, subject to the terms of this Paragraph 11 (it being agreed that if the holder of any mortgage, deed to secure debt or other similar security instrument withholds or delays its consent to a proposed assignment or sublease pursuant to a right to do so under such mortgage, deed to secure debt or other security instrument, then Landlord shall be deemed reasonable in withholding or delaying Landlord's consent thereto). In no event shall Tenant be permitted to sublease space or assign its interest in the Lease to any existing occupant of the Building (whether as a tenant under a lease or otherwise), or to any subsidiary or affiliate thereof or related party thereto. In any event, no assignee or sublessee (or Tenant, on behalf or for the benefit of an assignee or sublessee) shall have the right to exercise any extension or renewal of Term, or any right to expand or otherwise increase the size of the Premises. Landlord may deny consent to an assignment or sublease if, by way of illustration but not limitation, the rate of compensation, including, but not limited to, all rent, requested by Tenant for the portion of the Premises to be subleased or for the assignment of the Lease would impact upon or impair Landlord's ability to rent space in the Building at the then market rate as offered by Landlord or if the financial statements of the proposed assignee or sublessee are unsatisfactory. Additionally, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession, assignment or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the Premises leased, used, occupied or utilized. Any such purported lease, sublease, license, concession, assignment or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises. If such a sublease is entered into, neither the rental payable thereunder nor the amount thereof passed on to any person or entity shall have deducted therefrom any expenses or costs related in any way to the subleasing of such space.

          (b) Consent by Landlord to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon prior consent of Landlord. If a sublease or assignment is consented to by Landlord, any sublessees or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder without relieving or in any way modifying Tenant's liability hereunder. If Tenant notifies Landlord of Tenant's intent to sublease or assign this Lease, Landlord shall within thirty (30) days from such notice
     (a) consent to such proposed subletting; (b) deny such consent, giving reasons for denying such consent at the time of the denial; (c) elect to cancel this Lease, or to reduce the Premises by the area requested to be subleased or assigned if the area is less than the entire Premises; or (d) elect to sublease the space, or take the assignment, as applicable, on the same terms and conditions as offered by the third-party. If Landlord elects to cancel or to reduce the area of the Premises, Tenant shall have ten (10) days from such notice to notify Landlord of Tenant's acceptance of such cancellation or reduction or Tenant's desire to remain in possession of Premises for the Term. If Tenant fails to so notify Landlord of Tenant's election to accept termination or reduction or to continue as Tenant hereunder, such failure shall be deemed an election to terminate or have the area of Premises reduced, as the case may be, and such termination or reduction shall be effective as of the end of the ten (10) day period provided for in Landlord's notice as hereinabove provided. If Landlord gives its consent to any such assignment or sublease, any rent or other cost to the assignee or subtenant for all or any portion of the Premises over and above the Rent payable by Tenant for such space shall be due and payable, and shall be paid, to Landlord. If this Lease is cancelled, the area of Premises is reduced or a sublease or assignment is made as herein provided, Tenant shall pay Landlord a charge equal to the actual costs incurred by Landlord in Landlord's reasonable judgment (including, but not limited to, the use and time of Landlord's personnel), for all of the necessary legal and accounting services required to accomplish such cancellation, reduction of area of the Premises, assignment or subletting, as the case may be.

          (c) The sale or transfer of Tenant's voting stock (if a corporation) or partnership interest (if a partnership) resulting in the transfer of control of a majority of such stock or interest, or the occupancy of the Premises by any successor firm of Tenant or by any firm into which or with which Tenant may become merged or consolidated shall be deemed an assignment of this Lease requiring the prior consent of Landlord.

          (d) If the Premises, or any portion thereof, are abandoned or deserted for a period of more than thirty (30) consecutive days, then Landlord may, at its option, either (i) terminate this Lease and cause possession of Premises to be returned to Landlord upon demand or (ii) terminate this Lease from time to time as to a portion or portions of the Premises and cause such portion or portions of the Premises to be returned to Landlord upon demand, without terminating the Lease as to the balance of the Premises. Landlord acknowledges that if Tenant is not actively using a portion of the Premises (such as, for example, the existence of empty offices or unused storage space), such portion shall not be deemed abandoned, deserted or vacated under this Paragraph 11(d) as long as: (i) any such area is locked, secured, kept in a sightly condition and otherwise in a condition that does not violate this Lease, (ii) Tenant is paying rent with respect thereto and (iii) Tenant is otherwise actively occupying at least fifty percent (50%) of the Premises. Following any termination under this Paragraph 1l(d) of this Lease as to a portion or portions of the Premises, Tenant shall have no further rights with respect to such portion or portions of the Premises, and shall immediately surrender such portion or portions of the Premises broom-clean, with all people and property of Tenant removed therefrom, and Tenant shall have no further obligation to pay rent with respect to such portion or portions of the Premises, but Tenant shall continue to be liable for all of its obligations under this Lease with respect to such portion or portions of the Premises arising prior to such termination and with respect to all obligations under this Lease relating to those portions of the Premises for which this Lease has not been terminated.

12. CONDEMNATION

          If the Premises, or a part of such Premises such that the Premises in the judgment of the Architect for the Building are untenantable, are taken by eminent domain or other similar proceeding or are conveyed in lieu of such taking, this Lease shall expire on the date when title or right of possession vests, and Rent paid for any period beyond said date shall be repaid to Tenant. If there is a partial taking where this Lease is not terminated, the Rent shall be adjusted in proportion to the square feet of Premises taken, determined by the Architect for the Building. In either event, Landlord shall be entitled, and Tenant shall not have any right, to claim any award made in any condemnation proceeding, action or ruling relating to the Building or the Property, provided, however, Tenant shall be entitled to make a claim in any condemnation proceeding, action or ruling relating to the Building for Tenant's moving expenses and the unamortized value of leasehold improvements in the Premises actually paid for by Tenant, to the extent such claim does not in any manner impact upon or reduce Landlord's claim or award in such condemnation proceeding, action or ruling. Landlord shall have, in Landlord's sole discretion, the option of terminating this Lease if any such condemnation, action, ruling or conveyance in lieu thereof makes continuation of Landlord's use of the Building economically unfeasible.

13. INSPECTIONS

          Landlord, its agents or employees may enter the Premises at reasonable hours to (a) exhibit the Premises to prospective purchasers or tenants of the Premises or the Building; (b) inspect the Premises to see that Tenant is complying with its obligations hereunder; and (c) make repairs (i) required of Landlord under the terms hereof; (ii) to any adjoining space in the Building; or (iii) to any systems serving the Building which run through the Premises.

14. SUBORDINATION

          (a) This Lease shall be subject and subordinate to any underlying land leases or deeds to secure debt which may now or hereafter affect this
     Lease, the Building or the Property and also to all renewals, modifications, extensions, consolidations, and replacements of such underlying land leases and deeds to secure debt. In confirmation of the subordination set forth in this Paragraph 14, Tenant shall, at Landlord's request execute and deliver such further instruments desired by the holder of the deed to secure debt (a "Mortgagee") or by any lessor under any such underlying land leases. Notwithstanding the foregoing, Landlord or such Mortgagee shall have the right to subordinate or cause to be subordinated, in whole or in part, any such underlying land leases or deeds to secure debt to this Lease (but not in respect to priority of entitlement of insurance or condemnation proceeds). If any such underlying land leases or deeds to secure debt terminate for any reason or any such deeds to secure debt are foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, deliver to Mortgagee within ten (10) days of written request an attornment agreement, providing that such Tenant shall continue to abide by and comply with the term and conditions of this Lease.

          (b) If any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale or conveyance in lieu of foreclosure under any deed to secure debt, Tenant shall at the option of the purchaser at such foreclosure or other sale, attorn to such purchaser and recognize such person as Landlord under this Lease. The institution of any suit, action or other proceeding by a Mortgagee or a sale of the Property pursuant to the powers granted to a Mortgagee under its deed to secure debt, shall not, by operation of law or otherwise, result in the cancellation or the termination of this Lease or of the obligations of Tenant hereunder.

          (c) If such purchaser requests and accepts such attornment, from and after such attornment, Tenant shall have the same remedies against such purchaser for the breach of an agreement contained in this Lease that Tenant might have had against Landlord if the deed to secure debt had not been terminated or foreclosed, except such purchaser shall not be (i) liable for any act or omission of the prior Landlord; (ii) subject to any offsets or defenses which Tenant might have against the prior Landlord; or
     (iii) bound by any Rent or security deposit which Tenant might have paid in advance to the prior Landlord.

          (d) Landlord agrees to use good faith efforts (except such obligation to use "good faith efforts" shall not require Landlord to expend any funds) to cause any lessor under a future ground lease or the holder of any future mortgage or security deed encumbering the Building to provide Tenant with an agreement, in recordable form stating that such lessor or holder, as the case my be, shall not disturb Tenant's occupancy of the Premises in the event of a foreclosure of such mortgage or security deed or a termination of such ground lease, provided there is not a breach or default under this Lease which is not cured within any applicable cure period, and stating such other matters as such lessor or holder may customarily require. Landlord shall not be liable to Tenant for its failure to obtain such an agreement for any reason, and such failure shall not constitute a default by Landlord under this Lease.

15. INDEMNIFICATION AND HOLD HARMLESS

          (a) Tenant hereby indemnifies and holds Landlord harmless from and against any injury, expense, damage, liability or claim, imposed on Landlord by any person whomsoever, whether due to damage to the Premises, claims for injuries to the person or property of any other tenant of the Building or of any other person in or about the Building for any purpose whatsoever, or administrative or criminal action by a governmental authority, whether such injury, expense, damage, liability or claim results either directly or indirectly from the act, omission, negligence, misconduct or breach of any provisions of this Lease by Tenant, the agents, servants or employees of Tenant, or any other person entering upon the Premises under express or implied invitation or consent of Tenant. Tenant further agrees to reimburse Landlord for any costs or expenses, including, but not limited to, court costs and reasonable attorney's fees, which Landlord may incur in investigating, handling or litigating any such claim or any action by a governmental authority.

          (b) Tenant shall give notice to Landlord of any defective condition in or about the Premises known to Tenant, and further agrees to attempt to contact Landlord by telephone immediately in such instance.

16. TENANT'S INSURANCE

          Tenant shall carry (at its sole expense during the Term) (i) fire and extended coverage insurance insuring Tenant's interest in its improvements to the Premises and any and all furniture, equipment, supplies, contents and other property owned, leased, held or possessed by Tenant and contained therein, such insurance coverage to be in an amount equal to the full insurable value of such improvements and property, as such may increase from time to time, (ii) worker's compensation insurance as required by applicable law, and (iii) comprehensive liability coverage for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use, or occupancy of the Premises, or other portions of the Building or Property, the limits of such policy or policies to be in amounts not less than One Million Five Hundred Thousand Dollars ($1,500,000) with respect to injuries to or death of any one person, Five Million Dollars ($5,000,000) with respect to any one casualty or occurrence and Three Hundred Thousand Dollars ($300,000) with respect to property damage. Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building or Premises a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage insured against. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other, and agrees to release the other from liability for loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage; provided, however, that the foregoing release by each party is conditioned upon the other party's carrying insurance with the above described waiver of subrogation, and if such coverage is not obtained or maintained by either party, then the other party's foregoing release shall be deemed to be rescinded until such waiver is either obtained or reinstated. All said insurance policies shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be noncancellable except after twenty (20) days' written notice to Landlord. Each policy shall name Landlord, Landlord's Property Manager and any other person designated by Landlord as additional insureds and provide that it is primary to, and not contributing with, any policy carried by Landlord, Landlord's Property Manager, or other designated person covering the same loss. At Landlord's request, duly executed certificates of such insurance shall be delivered to Landlord prior to the Commencement Date and at least thirty (30) days prior to the expiration of each respective policy term.

17. REMEDIES CUMULATIVE

          The rights given to Landlord and Tenant herein are in addition to any rights that may be given to Landlord or Tenant by any statute or under law.

18. ENTIRE AGREEMENT - NO WAIVER

          This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. The failure of either party to insist in any instance on strict performance of any covenant or condition hereof or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be changed or terminated orally, and can be modified only in writing, executed by each party hereto.

19. HOLDING OVER

          If Tenant remains in possession of the Premises after expiration of the Term, or after any termination of the Lease by Landlord, with Landlord's acquiescence and without any written agreement between the parties, Tenant shall be a tenant at sufferance and such tenancy shall be subject to all the provisions hereof, except that the Monthly Rental for said holdover period shall be double the amount of Rent due in the last month of the Term. There shall be no renewal of this Lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of the Premises by Tenant after the expiration of the Term or any termination of the Lease by Landlord, or as an exclusive remedy in the event of a holdover.

20. HEADINGS

          The headings in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of any part of this Lease.

21.  NOTICES

     (a) Any notice, request or consent by either party to the other hereunder shall be valid only if in writing and shall be deemed to be duly given only if hand-delivered, or sent by certified mail or by a recognized national overnight delivery service which has a receipt of notice as a part of its delivery function. Such notices shall be addressed (1) if to Tenant, at the Premises and
(ii) if to Landlord, at Landlord's address set forth above, or at such other address for either party as that party may designate by notice to the other. Notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the mailing thereof.

     (b) Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, an employee in the Premises at the time of any such service.

22. HEIRS, SUCCESSORS, AND ASSIGNS - PARTIES

     (a) This Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns. The term "Landlord" as used in this Lease means only the owner (or the ground lessee) for the time being of the Property and Building of which the Premises are a part, so that in the event of any sale or sales of said Property (or of any lease thereof), Landlord named herein shall be and hereby is entirely released of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the Property and Building. If the Property and Building are severed as to ownership by sale and/or lease, the owner of the entire Building or lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed "Landlord". Tenant shall be bound to any such succeeding party for performance by Tenant of all the terms, covenants, and conditions of this Lease and agrees to execute any attornment agreement not in conflict with the terms and provisions of this Lease at the request of any such party.

     (b) The parties "Landlord' and "Tenant" and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

23. ATTORNEY'S FEES

     If Landlord has to engage or consult with an attorney as a result of or in connection with a failure by Tenant to pay any Rent as and when due under the Lease, then Tenant shall owe to Landlord, in addition to and not in lieu of any other amounts due hereunder, and shall pay within ten (10) days after demand for payment therefor is made, all such reasonable attorneys' fees actually incurred by Landlord. Also, if any law suit or court action between Landlord and Tenant arises out of or under this Lease, the prevailing party in such law suit or court action shall be entitled to and shall collect from the non-prevailing party the reasonable attorney's fees and court costs actually incurred by the prevailing party with respect to said lawsuit or court action. Whenever in this Lease, the phrase "reasonable attorneys' fees" or some similar phrase is used in determining the amount of attorneys' fees, O.C.G.A. ss. 13-1-1l(a)(2) shall not apply, and the parties hereby waive said Section.

24. TIME OF ESSENCE

    TIME IS OF THE ESSENCE OF THIS LEASE.

25. NO ESTATE IN LAND

    Tenant has only a usufruct under this Lease, not subject to levy or sale. No estate shall pass out of Landlord by this Lease.

26. SECURITY DEPOSIT

     Tenant has deposited with Landlord $63,879.03 as a security deposit for the performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed. Landlord shall have no obligation to segregate such security deposit from any other funds of Landlord, and interest earned on such security deposit, if any, shall belong to Landlord. The security deposit shall be returned to Tenant within thirty (30) days after the expiration of the Term, if Tenant has fully performed its obligations hereunder. Landlord shall have the right to apply any part of said security deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with

Landlord the amount so applied so that Landlord shall have the full security deposit on hand at all times during the Term of this Lease. If there is a sale or lease of the Building subject to this Lease, Landlord shall transfer the security deposit to the vendee or lessee, and Landlord shall be released from all liability for the return of such security deposit. Tenant shall look solely to the successor Landlord for the return of said security deposit. This provision shall apply to every transfer or assignment made of the security deposit to a successor Landlord. The security deposit shall not be assigned or encumbered by Tenant without the prior consent of Landlord and any such unapproved assignment or encumbrance shall be void.

27. COMPLETION OF THE PREMSES

     Landlord shall supervise completion of the work described in Exhibit "D" subject to payments which may be required of Tenant thereunder. Any work required by Tenant as provided for in said Exhibit "D" shall be performed within the provisions and according to all standards of said Exhibit "D".

28. PARKING ARRANGEMENTS

     Landlord shall maintain free unreserved parking spaces for the Term of this Lease, as it may be extended, for use by Tenant and Tenant's invitees and employees, at a ratio of 2.75 spaces for each 1,000 useable square feet of the Premises, provided such parking spaces are in compliance with the zoning for the Property, as may be modified from time to time, and Tenant (and Tenant's guests and employees) shall only be entitled to use that amount of parking spaces (determined on a parking space per square foot leased basis). Such parking shall be available subject to the limitations and conditions from time to time imposed by Landlord. Said parking shall be maintained on the Property or on areas located in the vicinity of the Property.

29. RULES AND REGULATIONS

     The Rules on Exhibit "F" are a part of this Lease. Landlord may from time to time amend, modify, delete or add additional Rules for the use, operation, safety, cleanliness and care of the Premises and the Building. Such new or modified Rules shall be effective upon notice to Tenant. Tenant will cause its employees and agents, or any others permitted by Tenant to occupy or enter the Premises to at all times abide by the Rules. If there is a breach of any Rules, Landlord shall have all remedies in this Lease provided for in an Event of Default by Tenant and shall, in addition, have any remedies available at law or in equity, including but not limited to, the right to enjoin any breach of such Rules. Landlord shall not be responsible to Tenant for the nonobservance by any other tenant or person of any such Rules.

30. RIGHT TO RELOCATE



31. LATE PAYMENTS

     Any payment due of Tenant  hereunder  not received by Landlord  within five
(5) days of the date when due shall be assessed a five percent (5%) charge for Landlord's administrative and other costs in processing and pursuing the payment of such late payment, and shall be assessed an additional five percent (5%) charge for the aforesaid costs of Landlord for each month thereafter until paid in full. Acceptance by Landlord of a payment, and the cashing of a check in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and in no way be an accord and satisfaction. This provision does not prevent Landlord from declaring the non-payment of Rent when due an event of default hereunder.

32. ESTOPPEL CERTIFICATE

     Tenant shall, within ten (10) days of the request by Landlord, execute, acknowledge and deliver to Landlord, any Mortgagee, prospective Mortgagee or any prospective purchaser or transferee of the Property, the Building, or both (as designated by Landlord), an Estoppel Certificate in recordable form, or in such other form as Landlord may from time to time require, evidencing whether or not
(a) this Lease is in full force and effect; (b) this Lease has been amended in any way; (c) Tenant has accepted and is occupying the Premises; (d) there are any existing defaults on the part of Landlord hereunder or defenses or offsets against the enforcement of this Lease to the knowledge of Tenant (specifying the nature of such defaults, defenses or offsets, if any); (e) the date to which Rent and other amounts due hereunder, if any, have, been paid; and (f) any such other information as may be reasonably requested by Landlord. Each certificate delivered pursuant to this Paragraph may be relied on by

Landlord, any prospective purchaser or transferee of Landlord's interest hereunder, or any Mortgagee or prospective Mortgagee.

33.  SEVERABILITY AND INTERPRETATION

     (a) If any clause or provision of this Lease shall be deemed illegal, invalid or unenforceable under present or future laws effective during the Term, the remainder of this Lease shall not be affected by such illegality, invalidity or unenforceability, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     (b) If any provisions of this Lease require judicial interpretation, the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, as all parties hereto have participated in the preparation of this Lease.

34.  MULTIPLE TENANTS

     If more than one individual or entity comprises and constitutes Tenant, then all individuals and entities comprising Tenant are and shall be jointly and severally liable for the due and proper performance of Tenant's duties and obligations arising under or in connection with this Lease.

35. FORCE MAJEURE

     Landlord shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease when prevented from so doing by causes beyond Landlord's control, which shall include, but not be limited to, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, or acts of God,

36. QUIET ENJOYMENT

     So long as Tenant is in full compliance with the terms and conditions of this Lease, Landlord shall warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the Term against any and all claims made by, through or under Landlord, subject to the terms of this Lease.

37. BROKERAGE COMMISSION; INDEMNITY

     TC ATLANTA, INC. ("TC") HAS ACTED AS CONTRACT MANAGER FOR LANDLORD IN THIS TRANSACTION AND THE MILLER-RICHMOND COMPANY ("MRC") HAS ACTED AS AGENT FOR TENANT IN THIS TRANSACTION. BOTH TC AND MRC ARE TO BE PAID A COMMISSION BY LANDLORD. Tenant warrants that there are no other claims for broker's commissions of finder's fees in connection with its execution of this Lease. Tenant hereby indemnifies Landlord and holds Landlord harmless from and against all loss, cost, damage or expense, including, but not limited to, attorney's fees and court costs, incurred by Landlord as a result of or in conjunction with a claim of any real estate agent or broker, if made by, through or under Tenant. Landlord hereby indemnifies Tenant and holds Tenant harmless from and against all loss, cost, damage or expense, including, but not limited to, attorney's fees and court costs, incurred by Tenant as a result of or in conjunction with a claim of any real estate agent or broker, if made by, through or under Landlord. Tenant shall cause any agent or broker representing Tenant to execute a lien waiver to and for the benefit of Landlord, waiving any and all lien rights with respect to the Building or Property such agent or broker has or might have under Georgia law.

38. EXCULPATION OF LANDLORD

     Landlord's liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Building. Neither Landlord, any of the partners of Landlord, any officer, director, or shareholder of Landlord nor any of the partners of Landlord shall have any personal liability whatsoever with respect to this Lease.

39. ORIGINAL INSTRUMENT

     Any number of counterparts of this Lease may be executed, and each such counterpart shall be deemed to be an original instrument

40. GEORGIA LAW

     This Lease has been made under and shall be construed and interpreted under and in accordance with the laws of the State of Georgia.

41. NO RECORDATION OF LEASE

     Without the prior consent of Landlord, neither this Lease nor any memorandum hereof shall be recorded or placed on public record.

42. HAZARDOUS WASTES

     Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Building, the Premises or the Property, any such materials or substances except to use in the ordinary course of Tenant's business, and then only after notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such
requirement  applies  to  the  Premises. In  addition,   Tenant  shall  execute
affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease Term.

43. LEASE BINDING UPON DELIVERY

     This Lease shall not be binding until and unless all parties have duly executed said Lease and a fully executed counterpart of said Lease has been delivered to Tenant.

44. SPECIAL STIPULATIONS

     The special stipulations attached hereto as Exhibit "G", if any, and made a part hereof shall control if in conflict with any of the foregoing provisions of this Lease.

                     (SIGNATURES COMMENCE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed under seal, on the day and year first above written.

                                     TENANT:

                                     PIVOTAL CORPORATION

                                     By: /s/ [Illegible]               (SEAL)
                                        -----------------------------
                                         Authorized Signature

                                        -----------------------------
                                        Type Name of Signatory

Dated executed by
Tenant:  12-9-00
                                      By: /s/ [Illegible]              (SEAL)
                                         ----------------------------
                                         Authorized Signature

                                         ANDRE BEAULIEU
                                         ----------------------------
                                         Type Name of Signatory

                                         CORPORATE SEAL

          *Note: If Tenant is a corporation, two authorized corporate officers must execute this Lease in their appropriate capacities for Tenant, affixing the corporate seal.


     By the execution and delivery of this Lease Tenant has made and shall be deemed to have made a continuous and irrevocable offer to lease the Premises, on the terms contained in this Lease, subject only to acceptance by Landlord (as evidenced by Landlord's signature hereon), which Landlord may accept in its sole and absolute discretion.

Tenant's Federal Employer Identification Number: _________________

                                                     LANDLORD

                                                     485 PROPERTIES, LLC

                                                     By: /s/ Harry St. Clair

                                                     Name: HARRY ST. CLAIR
                                                           ---------------

                                                     Title: ASSISTANT SECRETARY


Date executed by
Landlord:  12/19/00

                                    Exhibit A

                                    Exhibit B

                                    Exhibit C

                                    Exhibit D

                                   Exhibit D-1

                                    Exhibit E

                                    Exhibit F

                                    Exhibit G